                                   EXHIBIT 24

                                POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
               1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International 1995
                            Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as a director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 10th day of December, 1996.

                               /s/ Philip E. Beekman
                              ------------------------
                              Philip E. Beekman

                              POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International Inc.
                         1995 Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as a director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 6th day of December, 1996.

                               /s/ Gerald J. Lewis
                              ---------------------
                              Gerald J. Lewis

                               POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International Inc.
                         1995 Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as a director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 6th day of December, 1996.

                               /s/ Edward A. Montgomery, Jr.
                              ------------------------------
                              Edward A. Montgomery, Jr.

                               POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International Inc.
                         1995 Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as a director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 6th day of December, 1996.

                               /s/ Thomas P. Stafford
                              ---------------------------
                              Lt. Gen. Thomas P. Stafford

                                POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International Inc.
                         1995 Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 6th day of December, 1996.

                               /s/ Michael D. Dingman
                              ------------------------
                              Michael D. Dingman

                                POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International Inc.
                         1995 Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer and/or director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 6th day of December, 1996.

                               /s/ Paul M. Montrone
                              ----------------------
                              Paul M. Montrone

                              POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International Inc.
                         1995 Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Todd M. DuChene, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as an officer of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorney-in-fact and agent deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power or substitution and resubstitution, hereby ratifying and confirming all that his said attorney-in-fact and agent or substitute may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 6th day of December, 1996.

                               /s/ Paul M. Meister
                              -----------------------
                              Paul M. Meister

                               POWER OF ATTORNEY


                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International 1995
                            Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as a director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 6th day of December, 1996.

                               /s/ Robert A. Day
                              --------------------
                              Robert A. Day

                                POWER OF ATTORNEY

                           Registration Statement of
              Fisher Scientific International Inc. Relating to the
                1991 Stock Plan for Executive Employees of Fisher
               Scientific International Inc. and its Subsidiaries
                  and the Fisher Scientific International 1995
                            Operating Unit Stock Plan
     ----------------------------------------------------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Paul M. Meister and Todd M. DuChene and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, in his name, place and stead to execute on his behalf, as a director of Fisher Scientific International Inc. (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of shares of the Company's common stock, par value $.01 ("Common Stock"), in connection with the 1991 Stock Plan for Executive Employees of Fisher Scientific International Inc. and its Subsidiaries and the Fisher Scientific International Inc. 1995 Operating Unit Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 5th day of December, 1996.

                               /s/ Paul F. Patek
                              ------------------------
                              Paul F. Patek